Exhibit 10.1

January 12, 2016

DEAL FINANCING MEMORANDUM

Deal name:	Doctor’s Medical Center
Location:	San Pablo, California

Description:

Purchase for resale of complete contents of a hospital, including but not necessarily limited to hospital beds, test & measurement equipment, x-ray equipment, radiology, instrumentation, facility support, and mechanics (collectively, the “Assets”). Assets to be resold on or about February 17, 2016.

Price:	$725,000 for all assets. Heritage Global Partners, Inc. (“HGP”)’s share is 33.33% for $241,667. HGP is a wholly-owned subsidiary of Heritage Global Inc.

Source of Funds:	Zel Dove Trust UAD 10/31/2006

Amount:	$241,667

Funding Date:	1/13/16

Interest:	10% per annum on outstanding balance.

Term:	Payable in full with all accrued interest within 90 days.

Security:

First priority security interest in all Assets and/or HGP’s interest therein. Funds to be repaid with interest from the distribution(s) of HGP’s portion of proceeds resulting from the resale of the Assets prior to any proceeds being retained by HGP.

Investment Committee
Approval:	January 12, 2016

APPROVED

/s/ Allan Silber
Allan Silber
Chairman, Heritage Global, Inc.

Date: January 19, 2016

January 12, 2016

DEAL FINANCING MEMORANDUM

Deal name:	Arena Pharmaceuticals, Inc.
Location:	San Diego, California

Description:	Purchase for resale of pharmaceutical processing equipment (collectively, the “Assets”). Assets to be resold on or about February 18, 2016.

Price:	$100,000. Assets to be purchased by Heritage Global Partners, Inc. (“HGP”). HGP is a wholly-owned subsidiary of Heritage Global Inc.

Source of Funds:	Zel Dove Trust UAD 10/31/2006

Amount:	$100,000

Funding Date:	1/13/16

Interest:	10% per annum on outstanding balance.

Term:	Payable in full with all accrued interest within 90 days.

Security:

First priority security interest in all Assets and/or HGP’s interest therein. Funds to be repaid with interest from the distribution(s) of HGP’s portion of proceeds resulting from the resale of the Assets prior to any proceeds being retained by HGP.

Investment Committee
Approval:	December 21, 2015. (Approved by Kirk Dove, HGP’s president, without full committee meeting as transaction is at threshold for Mr. Dove’s approval.)

APPROVED

/s/ Allan Silber
Allan Silber
Chairman, Heritage Global, Inc.

Date: January 19, 2016

January 12, 2016

DEAL FINANCING MEMORANDUM

Deal name:	lmpax Laboratories, Inc.
Location:	Philadelphia, Pennsylvania

Description:

Purchase for resale of three complete packaging lines for pharmaceutical products along with miscellaneous  components  and auxiliary parts for packaging processes such as tapers, sealers, labelers, tables, etc. (collectively, the “Assets”).  Assets to be resold on or about February 17, 2016.

Price:	$120,000 for all assets. Heritage Global Partners, Inc. (“HGP”)’s share is 33.33% for $40,000. HGP is a wholly-owned subsidiary of Heritage Global Inc.

Source of Funds:	Zel Dove Trust UAD 10/31/2006

Amount:	$40,000

Funding Date:	1/13/16

Interest:	10% per annum on outstanding balance.

Term:	Payable in full with all accrued interest within 90 days.

Security:

First priority security interest in all Assets and/or HGP’s interest therein. Funds to be repaid with interest from the distribution(s) of HGP’s portion of proceeds resulting from the resale of the Assets prior to any proceeds being retained by HGP.

Investment Committee
Approval:	December 21, 2015. (Approved by Kirk Dove, HGP’s president, without full committee meeting as transaction is below threshold for Mr. Dove’s approval.)

APPROVED

/s/ Allan Silber
Allan Silber
Chairman, Heritage Global, Inc.

Date: January 19, 2016

January 12, 2016

DEAL FINANCING MEMORANDUM

Deal name:	XBiotech USA, Inc.
Location:	Austin, Texas

Description:

Purchase for resale of pharmaceutical tabletop lab equipment, including but not necessarily limited an FPLC, PCR System and centrifuges (benchtop and floor) models (collectively, the “Assets”). Assets to be resold on or about January 18, 2016.

Price:	$22,000 for all assets. Assets to be purchased by Heritage Global Partners, Inc. (“HGP”). HGP is a wholly-owned subsidiary of Heritage Global Inc.

Source of Funds:	Zel Dove Trust UAD 10/31/2006

Amount:	$22,000

Funding Date:	1/13/16

Interest:	10% per annum on outstanding balance.

Term:	Payable in full with all accrued interest within 90 days.

Security:

First priority security interest in all Assets. Funds to be repaid with interest from the distribution(s) of HGP’s portion of proceeds resulting from the resale of the Assets prior to any proceeds being retained by HGP.

Investment Committee
Approval:	December 22, 2015. (Approved by Kirk Dove, HGP’s president, without full committee meeting as transaction is below threshold for Mr. Dove’s approval.)

APPROVED

/s/ Allan Silber
Allan Silber
Chairman, Heritage Global, Inc.

Date: January 19, 2016